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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K
                                Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 4, 1998



                              SCHLOTZSKY'S, INC.
             (Exact name of registrant as specified in its charter)



             TEXAS                       0-27008                74-2654208
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)       Identification Number)





                              203 Colorado Street
                              Austin, Texas 78701
                   (Address of principal executive offices)



                                 (512) 236-3600
               (Registrant's telephone number, including area code)

                                      N/A
           (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Coopers & Lybrand L.L.P., the registrant's auditors for fiscal years 1994 through 1997, resigned effective May 4, 1998. Their reports on the financial statements have never contained an adverse opinion, disclaimer of opinion, and have never been qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has never been advised by Coopers & Lybrand that (1) internal controls necessary for the Company to develop reliable financial statements did not exist; (2) Coopers & Lybrand would no longer be able to rely on management's representations or that it was unwilling to be associated with the financial statements prepared by management; (3) Coopers & Lybrand needed to expand significantly the scope of its audit; (4) Coopers & Lybrand had received information which did or which might, if further investigated, impact the fairness or reliability of a report or financial statement previously issued or to be issued or which did or might cause Coopers & Lybrand to be unwilling to rely on management's representations or be associated with the Company's financial statements; or (5) Coopers & Lybrand did not conduct such further investigation or expanded audit, or was not able to resolve its concerns about the Company, because of its pending resignation as the Company's accountant or any other reason.

On April 28, 1998, Coopers & Lybrand informed the registrant that there was a disagreement with management concerning the timing of the recognition of revenue from certain of the registrant's Turnkey Program transactions. The transactions at issue were fiscal year 1997 sales of real estate with leases to franchisees guarantied by the Company. The issue was resolved to Coopers & Lybrand's satisfaction before the filing of the Company's Annual Report on Form 10-K. The issue was discussed with the Audit Committee of the Board of Directors, and the registrant has authorized Coopers & Lybrand to discuss the issue with the registrant's successor accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

 Exhibit
   No.
 -------

   16 Letter of Coopers & Lybrand, L.L.P. regarding its concurrence with the disclosure under Item 4 of this Form 8-K


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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SCHLOTZSKY'S, INC.



                                       By: /s/ John C. Wooley
                                           ---------------------------
                                           John C. Wooley, President
                                           and Chief Executive Officer



                                       By: /s/ Monica Gill
                                           ---------------------------
                                           Monica Gill
                                           Chief Financial Officer


Austin, Texas
May 7, 1998